Investor Presentation September 18, 2025

Forward-looking statements and other references Certain statements and information set forth in this presentation contains “forward-looking statements” and “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include management’s assessment of future plans and operations and are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements are provided to allow potential investors the opportunity of management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. Some of the forward-looking statements may be identified by words such as “may”, “plan”, “foresee”, “will”, “should”, “could”, “anticipate,” ”believe,” “expect,” “intend,” “potential,” “continue,” and similar expressions. While the Company’s management believes that these forward-looking statements are reasonable as and when made, these statements are not guarantees of future performance and undue reliance should not be placed on them. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause results to differ materially from those in the forward-looking statements include (1) the timing and extent of changes in raw materials and component prices, (2) the effects of fluctuations in the commercial/industrial new construction market, (3) the timing and extent of changes in interest rates, as well as other competitive factors during the year, and (4) general economic, market or business conditions. For additional information and a discussion of such risks and uncertainties, which could cause the Company’s actual results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The reader is cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement after they are made, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. This presentation includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of those non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, the Company does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures, because it cannot, without unreasonable effort, predict the timing and amounts of certain items taken into account in the computations of each of these measures. 2

Driving value The AAON investment thesis 2027 Targets Sustainable competitive advantage High barriers to entry protect our market position Strategic growth opportunity Capitalizing on the expansion in the data center market, positioned for outsized returns Financial outperformance With a proven track record of growth and returns, we deliver exceptional stockholder value Market leadership & innovation Industry leader providing cutting-edge, customized solutions that set the standard for excellence Premium offering & differentiation Our rooftop business delivers premium quality and a compelling value proposition, driving customer loyalty and market penetration 12.5%+ 3-year organic sales CAGR 32%-35% gross margin 3

Our strategic pillars Winning with superior engineering, innovation, customization and automation Optimizing the organization to drive results and empower leaders to drive value Capitalize on the value proposition of our mission critical solutions in a dynamically growing data center market Capitalize on industry leading innovation and secular trends in the commercial and industrial markets Be a best in class operator and make strategic investments to support profitable growth 02 03 04 0501 4

AAON: an overview 1 Adjusted for replacement purchase orders received in July related to administrative processing. Note: All data is based on trailing twelve months as of June 30, 2025. See Non-GAAP Financial Measures in Appendix. 5 �1.1B Order backlog1 28.7% Gross margin 18.1% EBITDA margin 22.5% CapEx and R&D as a percent of sales �1.47 EPS 11.9% ROIC Sales by branded productsBASX Sales by segment AAON Oklahoma AAON Coil Products AAON U.S. Sales by region International BASX

Future structure: Leveraging two strong brands 6 Non-res HVAC equipment Packaged rooftop units and split Semi-custom Innovation Premium quality and customer support 30% of Sales 70% of Sales Note: Data is based on trailing twelve months as of June 30, 2025. Data centers, clean rooms, commercial/industrial Air handling, liquid cooling, cleanroom environments Fully custom

What makes BASX special? 7 Provides solutions not just products Full customization High quality manufacturing Premier customer care Superior customer support BASX is the only player in the industry that specializes in providing solutions, as opposed to standard products BASX offers a fully customized solution that maximizes operating performance and efficiency, and ease of maintenance The manufacturing is of the highest quality in the industry, ensuring minimal maintenance and downtime, and extended longevity A foundational principle at BASX is providing the customer the best customer experience BASX focuses greatly on the aftermarket, ensuring its customers are well handled throughout the life of the equipment Providing the best customer experience

Data centers are a huge and growing market

Total North America data center construction put in place in 2024[1]

Total cooling equipment & infrastructure

BASX-specific thermal management equipment


TAM
~$35B[2]
~20%
TAM
$5-$7B[3]
~40%
BASX
TAM
$2.5-$3.0B[3]
~7%

[1] The total cost of constructing data centers in 2024
[2] Source: U.S. Census Bureau
[3] Source: Company estimates. Our 2024 estimated TAM is related to the products BASX provides to data centers.

AAON

8

40% 60% Data center TAM is shifting to liquid cooling BASX-specific thermal management equipment 85% 15% Thermal management equipment By 2028 To date, a vast majority of TAM is cloud compute data centers cooled by air-side equipment By 2028 we anticipate the split to be 60% liquid and 40% air-cooled ~7% Liquid cooling Air-cooled TAM �2.5-�3.0B¹ 1 Source: Company estimates. Our 2024 estimated TAM is related to the products BASX provides to data centers. 9

Data center pipeline underpins growth 2 4 100-150 2023 2024 Industry pipeline in construction Installed capacity (GW) In 2023, compute power of data centers put-in-place in the industry was ~2GW In 2024, it was ~4GW and currently, there is a pipeline of projects in development totaling 100-150 GWs Annualized put-in-place construction of data centers will grow to ~8-12 GWs Data center pipeline from a macro perspective is large and growing Source: Goldman Sachs Global Investment Research, J.P. Morgan Global Research, Company estimates 10

BASX product offerings provide end-to-end solution for data centers



Computer Room Air Handler
Coolant Distribution Unit
Overhead Fan Coil
Air Handling Units
Free Cooling Heat Rejection Chiller
Fan Coil Wall

BASX

opportunity is

~$1.0B - $1.5B

per GW[1]

[1] Note: Opportunity is based on full utilization of manufacturing square footage of 980,000 sq. ft.

11

Air-side data center cooling Highly engineered, custom designed capabilities a proven success factor Leading in innovation with both air-side cooling… Cloud compute market growth plus BASX share gains drives robust growth Nearly all of BASX-branded sales growth (3-year trailing sales CAGR of 40%, including 35% in 2024) has been driven by providing custom air-side cooling solutions for cloud compute DCs BASX air-side cooling sales (~�167M in 2024) expected to grow >20% for the next three years Air-side cooling is also required in AI DCs, needing 1x-2x the amount of air-side cooling equipment in a cloud compute DC 12

…And liquid cooling data center solutions Liquid cooling is incremental growth to air-side cooling, as it is utilized in AI data centers Since last October, BASX has secured a substantial dollar value of orders for liquid cooling solutions The technology in AI data centers is changing so rapidly, providing custom designs and manufacturing for our customers is a significant advantage BASX is a leading provider as shown by recent order wins Liquid data center cooling Being on the cutting edge of liquid cooling is extremely advantageous in a rapidly evolving market 13

Building capacity for efficient growth AAON Three largest peers combined Added capacity: 2022-2024 ~1M sq ft total incremental manufacturing space • Designing our first ideally arranged manufacturing facility in Memphis with 787,000 sq ft • Opened 240,000 sq ft in Longview in January 2025 Prioritizing aggressive growth in an efficient way In our view, the data center HVAC supply chain will remain tight for years 14

Memphis doubles BASX’s production capacity Production to start in Q4 2025, ramp up in 2026 Facility with 787,000 sq ft, of which 490,000 sq ft is dedicated to BASX DC equipment Flexibility with 297,000 sq ft of undedicated space: More data center equipment New solutions/products 15

What makes the AAON brand special? Innovation and engineering Leading in innovation and engineering is at AAON's core, and it enables us to fully support all our customers Semi-custom engineering & manufacturing A proprietary, hard-to-replicate process that seamlessly integrates deep customization within a highly automated production environment Performance and energy efficiency Innovations such as DOAS (dedicated outdoor air systems) and advanced heat pump capabilities have contributed to leading the industry in quality and performance Built for application A highly configurable product line allows customers to fit- for-purpose, which maximizes performance and efficiency 16

Our competitive advantage: The unique integrated process Sophisticated engineering department for design Efficient manufacturing through automation and soft tooling 21 3 4 High barriers to entry with a model that is difficult to copy and perfect Most capable R&D lab in the industry Electronically accepting many configurations of equipment 17

Feature AAON’s custom productsLow-quality products AAON equipment versus the alternative Production Soft-tooled, highly automated processes Price Premium, reflects higher quality Durability Durable and long-lasting, with a lifespan up to 2x the competition Customization Highly customizable, tailored to individual needs and preferences Maintenance Mass production, standardized process Affordable, budget-friendly Not as durable, shorter lifespan Limited or no customization options Difficult, cumbersome Designed for ease of maintenance AAON products have lower TCO through higher efficiency, longer lifespan and greater reliability 18

Packaged Rooftop Unit 16-30 tons Outdoor Rooftop Air Handling Unit 800-2400 cfm Evaporative Condenser Unit 51-261 tons Condensing Units 2-60 tons Vertical Indoor Air Handling Unit 450-10,000 cfm Products to meet a range of customer needs Packaged Rooftop Unit 2-6 tons Horizontal Indoor Air Handling Unit 450- 10,000 cfm Packaged Rooftop Unit 26-70 tons Packaged Rooftop Unit 9-15 tons 19

Offering a solutions- based sales channel model Building owners prefer this approach more than contracting with multiple sub-contractors Sales reps use AAON equipment to customize the ideal solution This solutions-based sales channel is superior to most factory products-based sales channels that we compete against AAON sells through an independently owned sales channel, with one representative firm in every region of North America Reps utilize a line card of 20-30 complimentary OEMs that help provide an overall solution to the end customer 20

Building strength in our go-to-market strategy Focus on parts and service AAON selling parts and supporting our sales channel in building a world class services operation is key to our solutions-based offering Leveraging the marketing function set up in 2022 Marketing budget up 10x since creation, strengthening market penetration by increasing brand recognition AAON’s go-to-market strategy is significantly more advanced than in the past, and key to contributing to the company’s market share gains Providing resources to the sales channel Customer Exploration Center Support services Training (new academy) Mobile experience Investing in sales Account management National Account director 21

Total addressable market and share gain opportunity[1]

Nonresidential HVAC market
$14.5B[2]

AAON
$875M[4]

The addressable market of AAON's commercial HVAC products, including rooftop units, air handlers and condensing units, is ~16x the size of our rooftop sales

Positioned to take share as demand trends shift to meet energy efficiency and decarbonization requirements

6%
market share and growing

mid-single digits
3-year sales target

9%
rooftop market share[3]

[1] All data on this slide is based on 2024.
[2] Sources: Grand View Research, Next Move Strategy Consulting, SNS Insider Report
[3] In 2024, the size of the rooftop unit market was $8.5B, compared to AAON's rooftop unit sales of $768M.
[4] Sales only include equipment sales, and exclude parts, freight and other items.

AAON | 22

Favorable secular trends Decarbonization Energy efficiency Government regulations Total cost of ownership focus Our customized, highly automated platform allows us to adapt to these secular trends much more efficiently These secular trends are driving up the cost of manufacturing across the industry much more than what we are experiencing 23

Continuously becoming more competitive As the price premium narrows, we expand margins and increase our market share Prior to 2020, AAON’s average price premium relative to the alternative market solution was 15%-20% In the last few years, the company was able to bring that premium down to ~10% In 2025, we are narrowing the price premium further, driving share gains <10% No competitor can truly match AAON's premium product offering, justifying the price premium. Price premium reflects AAON's price relative to the closest alternative in the market. 24

Operationally, we’ve never been stronger Productivity gains and scaling the operations efficiently 30.5% 2020 35.2% 2024 Continuously finding ways to increase productivity and throughput AAON Oklahoma gross margin transformed At the Tulsa facility, we could increase production volumes by ~40% with minimal additional fixed costs 25

2023 AAON’s Alpha Class were the only heat pumps operable below 30OF, and were operable all the way down to 0OF 2025 Introducing Alpha Class with operability down to -20OF, meeting the Department of Energy’s challenge two years ahead of requirement 2024 AAON's total rooftop sales were down 5% The Alpha Class category was up 39% Continuing to innovate with Alpha Class and heat pumps ¹ All data is based on 2024. Alpha Class is a product category of the AAON brand that includes commercial HVAC equipment fueled by a fully electric heat pumps There is a large pipeline of customers interested in decarbonizing and electrifying their HVAC systems ~15% of rooftop sales¹ 10% of total company sales¹ 26

National account opportunity Landing just one or two national accounts per year could be meaningful and incremental to traditional growth Many are interested in electrifying their HVAC systems, with Alpha Class giving us an advantage A substantial percentage of this pipeline is focused on multi-year programs In the last 20 years National accounts were not a big focus In Early 2024 In early 2024 Began to target national account opportunities Last 18 months Built a pipeline of opportunity with annualized sales of several hundred million dollars 27

Q2 2025 recap

$311.6M	26.6%	$46.6M	$0.22	$1.1B
Sales	Gross Profit Margin	Non-GAAP Adj. EBITDA*	Non-GAAP Adj. Diluted EPS*	Adjusted Backlog**
-0.6% Y/Y	-950 bps Y/Y -20 bps Q/Q	-43.1% Y/Y	-64.5% Y/Y	+71.9% Y/Y +8.8% Q/Q

Q2 sales and earnings impacted by ERP implementation

Strong backlog will result in a strong recovery in 2H 2025

| 28

* See appendix for additional information regarding Non-GAAP measures. **Adjusted for replacement purchase orders received in July related to administrative processing.

| 29 New ERP implementation impacted recent results To support future growth, identified need to evolve business systems Longview goes live with new SAP system Production rates slowed Coil production at Longview limits Tulsa production ramp AAON updates investors with preliminary details at IR day Two additional coil suppliers challenged Coil production at Longview and from suppliers begin to improve New guide for 2025 accounts for Q2 weakness and builds in additional ERP cushion for 2H 2022 – 2024 April 2025 May 2025 June 2025 July 2025 August 2025

| 30 Update on ERP roll-out Key takeaways Intentionally began roll-out in Longview given the site’s scale and production of AAON and BASX-branded products, including coils Implementation resulted in slower production Global functions overseeing implementation will apply lessons learned to future sites, including Tulsa 2025 guide incorporates meaningful cushion for potential impact Memphis go-live is scheduled to take place in Q4 2025, Redmond and Tulsa sometime in 2026 Go-Live Sequence Longview Memphis Redmond Tulsa Legacy ERP system was not built for scale. To support our growth, upgrade was required Background Improves visibility in operations, data quality and margin trajectory Rationale Strategically rolling-out in stages to minimize impact across sites Principles 2025 2026

| 31 Production of AAON-branded equipment continued to improve through August

1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q26 AAON BASX Both brands contributing to our strong backlog Backlog remains strong despite changes in the cycle Ended 2Q25 at record �1,117.6M* 461.4 464.0 514.7 548.0 599.9 526.2 490.6 510.0 558.4 650.0 647.7 867.1 Backlog (�M) 1,026.9 * Adjusted for replacement purchase orders received in July related to administrative processing 32

Reaffirming 2025 outlook Sales Sales growth in the low-teens Expenses Gross margin of 28%-29% Non-GAAP Adj. SG&A as a % of sales of 16.5%-17.0% CapEx Approximately �220.0 million 33

Gross margin 32%-35% SG&A as a percent of sales 13%-14% Reaffirming our 3-year targets Organic sales CAGR 12.5%-plus mid-single digits ~40% Note: The three-year organic sales CAGR is assuming a base year of 2024. 34

35 Appendix

Non-GAAP Financial Measures 36 The following table provides a net sales (GAAP), gross profit (GAAP) and gross margin for the periods indicated. The trailing twelve months ("TTM") period presented is a non-GAAP reconcilation period. June 30, 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 (TTM) Net income, a GAAP measure 15,487$ 29,292$ 24,690$ 52,625$ 122,094$ Depreciation and amortization 19,936 18,943 17,550 17,262 73,691 Interest expense, net 4,009 2,802 1,208 1,091 9,110 Income tax expense 4,018 3,191 3,576 11,885 22,670 EBITDA, a non-GAAP measure 43,450$ 54,228$ 47,024$ 82,863$ 227,565$ Net sales, a GAAP measure 311,567$ 322,054$ 297,718$ 327,252$ 1,258,591$ EBITDA, a non-GAAP measure 43,450$ 54,228$ 47,024$ 82,863$ 227,565$ EBITDA margin 13.9% 16.8% 15.8% 25.3% 18.1% Diluted EPS $0.19 $0.35 $0.30 $0.63 $1.47

Non-GAAP Financial Measures The following table provides a net sales (GAAP), gross profit (GAAP) and gross margin for the periods indicated. The trailing twelve months ("TTM") period presented is a non-GAAP reconcilation period. Q2 2025 Q1 2025 Q4 2024 Q3 2024 TTM Net sales 311,567$ 322,054$ 297,718$ 327,252$ 1,258,591$ Gross profit 82,729 86,364 77,615 114,158 360,866 Gross margin 26.6% 26.8% 26.1% 34.9% 28.7% The following table provides a reconciliation to capex and research and devolopment as a percent of sales for the periods indicated. The trailing twelve months ("TTM") period presented is a non-GAAP reconcilation period. Q2 2025 Q1 2025 Q4 2024 Q3 2024 TTM Capex 39,117 50,440 99,344 38,368 227,269 R&D 17,100 16,500 9,500 13,000 56,100 Total capex and R&D 56,217 66,940 108,844 51,368 283,369 Net sales 311,567$ 322,054$ 297,718$ 327,252$ 1,258,591$ Capex and R&D as a percent of sales 18.0% 20.8% 36.6% 15.7% 22.5% 37

Non-GAAP Financial Measures 38 The following table provides a reconciliation of total assets (GAAP) to invested capital (non-GAAP), averaged invested capital (non-GAAP) and return on invested capital (non-GAAP) for the periods indicated. The trailing twelve months ("TTM") period presented is a non-GAAP reconcilation period. June 30, 2025 June 30, 2024 Total assets, a GAAP measure 1,399,413$ 1,010,716$ Less: Cash and cash equivalents 14 13 Less: Restricted cash 1,307 12,065 Less: Accounts payable 81,642 28,958 Less: Accrued liabilities 95,332 85,499 Less: Contract liabilities 33,752 26,862 Invested capital, a non-GAAP measure 1,187,366$ 857,319$ Average invested capital, a non-GAAP measure 1,022,343$ Net income (TTM), a GAAP measure 122,094$ Average invested capital, a non-GAAP measure 1,022,343$ TTM Return on invested capital 11.9%

Non-GAAP Financial Measures Three Months Ended June 30, 2025 2024 (in thousands) Net income, a GAAP measure $ 15,487 $ 52,228 Depreciation and amortization 19,936 14,486 Interest expense, net 4,009 367 Income tax expense 4,018 14,779 EBITDA, a non-GAAP measure $ 43,450 $ 81,860 Memphis incentive fee1 3,405 — Profit sharing effect2 (289) — Adjusted EBITDA, a non-GAAP measure $ 46,566 $ 81,860 Adjusted EBITDA margin 14.9% 26.1% 1The incentive fee relates to fees payable to our real estate broker associated with the acquisition of our Memphis, Tenn. plant for a percentage of the incentives awarded to us by various entities. 2Profit sharing effect of the Memphis incentive fee in the respective period. The following table provides a reconciliation of net income (GAAP) to EBITDA (non-GAAP) and Adjusted EBITDA (non-GAAP) for the periods indicated: 39